Income Taxes (Details Textaul) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income Taxes (Textaul)
Net operating loss carryforwards	$ 209,345	$ 150,747
Applicable tax rate, description	The applicable tax rate for the first HKD$2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong.
Enterprise income tax rate, description	The EIT rate for companies operating in the PRC is 25%. Shanghai Zhongxun, Shanghai Jingyi and Shanghai Huijing qualify as Small and Low Profit Enterprises, and are subject to a preferential EIT of 10%. Horgos Zhongchao and Horgos Zhongchao Zhongxing qualify as Enterprises in Underdeveloped Areas, and is subject to 0% EIT for a period of five years since it generated revenues.
Income tax exemption, description	Preferential tax treatment of income tax exemption for the first two years, and 50% reduction of rate (i.e. 12.5%) for the next three years. Entities qualifying as High and New Technology Enterprises enjoy a preferential tax rate of 15%. Qualified as a Software Development Enterprise and a High and New Technology Enterprise, Zhongchao Shanghai received the preferential tax treatments from the year ended December 31, 2016, and was exempted from income taxes for the years ended December 31, 2016 and 2017, applied a preferential income tax rate of 12.5% for the years ended December 2018 through 2020, and a preferential income tax rate of 15% from the year ended December 31, 2021 and thereafter.
Research and development expenses, percentage	175.00%